UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2022

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Greenwich Avenue West Warwick, RI 02893
(Address of principal executive offices) (Zip Code)

(401) 828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.05 Par Value	ALOT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our annual meeting of shareholders on June 14, 2022, our shareholders approved the AstroNova, Inc. 2022 Employee Stock Purchase Plan (the “2022 ESPP”). Up to 40,000 shares of our common stock may be issued pursuant to the 2022 ESPP.

We incorporate herein by reference the description of the material terms of the 2022 ESPP appearing under the heading “Proposal No. 3”, in our definitive proxy statement dated as of April 28, 2022.

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of shareholders on June 14, 2022. A total of 7,317,463 shares of our common stock were outstanding as of April 18, 2022, the record date for the annual meeting.

At the annual meeting, our shareholders voted (i) to elect five directors to serve until the next annual meeting of shareholders and thereafter until their respective successors are elected and qualified, (ii) to approve an advisory (non-binding) proposal on the compensation paid to our executive officers, (iii) to approve and adopt the AstroNova, Inc. 2022 Employee Stock Purchase Plan; and (iv) to ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for our fiscal year ending January 31, 2023. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

1.	Election of directors.

Nominee	For	Withheld	Broker Non-Votes
Alexis P. Michas	5,021,981.94	61,132.86	1,354,942.00
Mitchell I. Quain	4,305,332.94	777,781.86	1,354,942.00
Yvonne E. Schlaeppi	4,955,237.94	127,876.86	1,354,942.00
Richard S. Warzala	4,614,140.94	468,973.86	1,354,942.00
Gregory A. Woods	4,713,938.94	369,175.86	1,354,942.00

2.	To approve, on an advisory, non-binding basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Votes
4,480,185.94	451,445.86	151,483.00	1,354,942.00

3.	To approve and adopt the AstroNova, Inc. 2022 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
4,697,970.76	378,248.86	6,895.18	1,354,942.00

4.	To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for our fiscal year ending January 31, 2023.

For	Against	Abstain	Broker Non-Votes
5,864,855.94	552,131.06	21,069.80	0.00

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	AstroNova, Inc. 2022 Employee Stock Purchase Plan, filed as Annex A to the AstroNova, Inc. Definitive Proxy Statement on Schedule 14A filed with the SEC on April 29, 2022 and incorporated by reference herein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: June 17, 2022	By:	/s/ David S. Smith
David S. Smith
Vice President, Chief Financial Officer and Treasurer

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